NUVEEN Exchange-Traded Funds


February 28, 1999

           Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NPC
NCL
NCU

California
Photo of:

Highlights
As of February 28, 1999

Credit Quality                     Performance Highlights
================================================================================


Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
                                   1)       Taxable-equivalent yield of 8.21% *
                                   2)       Paralleled the Lehman Brothers
                                            Insured California Municipal Bond
                                            Index and Lipper Peer Group total
                                            returns for one-year period **
                                   3)       Dividend increase in February 1999
Pie Chart:
Insured                            77%
Insured and U.S. Guaranteed         5%
U.S. Guaranteed                    18%


Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
                                   1)       Taxable-equivalent yield of 8.18% *
                                   2) Outperformed Lehman Brothers Insured California Municipal Bond Index and Lipper Peer Group total returns for one-year period **
                                   3)       Dividend increase in February 1999
Pie Chart:
Insured                             85%
Insured and U.S. Guaranteed         12%
U.S. Guaranteed                      3%


Nuveen California Premium Income Municipal Fund (NCU)
                                   1)       Taxable-equivalent yield of 8.51% *
                                   2)       Outperformed Lehman Brothers
                                            California Municipal Bond Index and
                                            Lipper Peer Group total returns for
                                            one-year period **
                                   3)       Dividend increase in November 1998
Pie Chart:
AAA/U.S. Guaranteed                64%
AA                                  5%
A                                  11%
BBB/NR                             19%


*    For investors in the combined 37.5% federal and state income tax bracket.

** The Lehman Brothers California Municipal Bond Index and the Lehman Brothers California Insured Municipal Bond Index are unleveraged indices comprising a broad range of investment grade or insured municipal bonds and do not reflect any initial or ongoing expenses. The Lipper Peer Group return represents the average annualized returns of the 10 funds in the Lipper California Insured Non-Leveraged or Leveraged Municipal Debt category and the 17 funds in the Lipper California Non-Leveraged or Leveraged Municipal Debt category. The returns assume reinvestment of dividends and do not reflect any applicable sales charge.



   Contents
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 5 NPC Performance Overview
 6 NCL Performance Overview
 7 NCU Performance Overview
 8 Shareholder Meeting Report
10 Portfolio of Investments
18 Statement of Net Assets
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Notes to Financial Statements
25 Financial Highlights
28 Building a Better Portfolio
29 Fund Information

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I'm pleased to announce that over the past 12 months, the Nuveen Exchange-Traded Funds covered in this report have continued to meet their primary objectives of providing you with attractive levels of tax-free income and after-tax total returns. The combination of these two factors demonstrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income oriented investors.


The Year in Review
The past 12 months were marked by periods of market volatility both at home and abroad, as the financial crisis that began in Asia spread to emerging markets and impacted economies around the globe. Investors responded to market uncertainties by seeking a haven in more conservative investments, such as municipal bond funds. Finally, to avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve stepped in and eased short-term interest rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive rate cuts brought the federal funds rate to 4.75%.

As interest rates declined, the competitive yields offered by our exchange-traded municipal bond funds attracted investor interest and demand. These funds continued to represent bright spots among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds have generally maintained good levels of call protection, resulting in relatively stable income streams for shareholders.

Throughout 1998, the U.S. economy exhibited more strength than had been expected. Current conditions indicate that this momentum could continue. One of the chief factors in achieving today's peaceful coexistence of economic growth and low inflation has been improved productivity. In the months ahead, we will continue to watch this and other factors that affect the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve. We believe these key components will influence the outlook for fixed-income markets well into the next century.


Municipal Bonds: A Compelling Value
During the past year, rising bond prices, spurred in part by demand from international and conservative investors, drove yields on 30-year Treasuries to historic lows, even below 5% at times. Over this period, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell seven basis points - from 5.36% to 5.29% - versus the 34-point drop in Treasury yields. At the end of February 1999, the ratio of long-term municipal yields measured against 30-year Treasury yields stood at 95%, compared with the more typical range of 86-87%. Over the past eight months, this ratio reached as high as 104%. For investors, this meant that quality long-term municipal bonds offered almost the same yield as Treasury bonds with comparable maturities even before the tax advantages of municipal bonds were taken into account. On an after-tax basis, municipal bonds presented an exceptionally attractive investment option relative to Treasuries.

In the municipal market, low interest rates and the strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. Year to date, municipal bonds have continued to outperform Treasuries on a yield basis in 1999. There are two reasons for this. For starters, municipal supply declined 30% in the first quarter of 1999 when compared to the first quarter of 1998, which made the bonds that were brought to market very attractive. The second factor involved a drop-off in demand for Treasuries by foreign investors. As the global economic turmoil subsided during the first quarter of 1999, so did the interest in the U.S. Treasury market.

The continued strength of the U.S. economy also produced improvements in the fundamental health of many municipalities and boosted the overall credit quality of municipal bonds. In 1998, issues upgraded by Moody's outnumbered downgrades by a margin of 4 to 1, while the comparable ratio at Standard & Poor's was more than 2 to 1.


Nuveen Expertise is Key
The solid track record of a proven investment manager is one key to taking advantage of the exceptional values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide investors with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. For more information on these funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 15, 1999

Sidebar: "Year to date, municipal bonds have continued to outperform Treasuries on a yield basis in 1999."

Nuveen California Premium Income Municipal Funds
Portfolio Manager Roundtable
Portfolio managers Mike Davern and Bill Fitzgerald discuss the California market, recent fund performance, and key investment strategies for the Nuveen California Premium Income funds.The two assumed management responsibility for these funds in July 1998 as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. Mike, who manages NPC and NCL, has 16 years of experience as an investment professional, including eight years with Nuveen, while Bill, who manages NCU as well as several other California municipal funds, has more than 10 years of investment experience at Nuveen.

What economic factors have affected the municipal market in California?
Over the past 12 months, the California economy as a whole continued to expand, although economic conditions in southern California - bolstered by growth in the service sector, motion picture industry, and construction, both residential and commercial - are currently stronger than those in the northern half of the state. This disparity is due in part to the impact of the Asian financial crisis on the high-technology sector, particularly in Silicon Valley. Job growth in the state has also continued to expand, but at a more moderate pace than in the previous year. Fewer new jobs resulted in a statewide unemployment rate of 5.8%, compared with the national average of 4.5%.

In 1998, California, which derives most of its revenue from sales and personal income taxes, saw sales tax revenues rise 5%. This increase is expected to rise at the same percentage increment (5%) for the next few years. At the same time, growth in personal income, driven by gains in the real estate and equity markets, produced tax revenues that far exceeded budget expectations, as income from capital gains taxes more than doubled. With increased state revenues, California is now working to position itself strategically in order to reduce the potential impact of any future economic downturn, such as the statewide recession of 1990-94. The state's improving economy is reflected in its ratings of Aa3 from Moody's, A+ from Standard & Poor's, and AA- from Fitch.

The issuance of municipal bonds in California increased substantially in 1998, up 22% over 1997, compared with the national average of 29%. The new supply was fairly diverse across issuer sectors, with some heavier emphasis on the state's continuing need for infrastructure financing and educational improvements. With a few exceptions, insured bonds made up the predominant share of the new issuance. The strong increase in supply was met with exceptionally high demand, especially from individual investors who looked to tax-free municipal bonds for relief from California's high taxes. Expectations for municipal issuance in 1999 are to continue following the recent trends.

How did the Nuveen California Premium Income funds perform over the past year? For the 12 months ended February 28, 1999, the Nuveen California Exchange-Traded Funds produced total returns on net asset value (NAV) ranging from 6.46% to 7.37%, as shown in the accompanying table. For comparison purposes, the total returns on the Lehman Brothers California Municipal Bond and California Insured Municipal Bond Indexes and the averages for the Lipper California Municipal Debt category are also provided.

                           Lehman California Lipper California
     Total Return on NAV      Total Return(1)        Average(2)
--------------------------------------------------------------
    1 Year Ended   Taxable-     1 Year Ended     1 Year Ended
         2/28/99  Equivalent(3)      2/28/99          2/28/99
--------------------------------------------------------------
NPC        6.46%       9.58%            6.57%           6.79%
--------------------------------------------------------------
NCL        7.37%      10.54%            6.57%           6.79%
--------------------------------------------------------------
NCU        7.12%      10.38%            6.49%           6.43%
--------------------------------------------------------------

In the low interest rate environment of the past six months, good call protection helped support the dividends of NPC, NCL, and NCU and shield the income of these funds from erosion. In addition, excellent dividend management strategies enabled us to increase the dividends of all three funds, enhancing the competitiveness of their market yields. In fact, the dividends of both NPC and NCL were increased twice over the past 12 months, once in August 1998 and again in February 1999. As of February 28, 1999, NPC and NCL had each provided shareholders with 43 consecutive months of steady or increasing income, while NCU had produced steady or increasing dividends for 46 consecutive months.

As interest rates fell over the past year, active demand for Nuveen Exchange-Traded Funds such as the California Premium Income funds - boosted by their outstanding dividend records - resulted in solid share price performance. At the same time, strong bond market performance increased the funds' NAVs. Over the year, both NPC and NCL moved from discounts (percentage of market price below NAV) to premiums (percentage of market price over NAV), while NCU saw its premium widen slightly.

        Share price       Share price               NAV               NAV
     (as of 2/28/98)   (as of 2/28/99)   (as of 2/28/98)   (as of 2/28/99)
-------------------------------------------------------------------------
NPC          $15.75           $16.375            $16.12            $16.32
-------------------------------------------------------------------------
NCL         $14.625            $15.25            $14.64            $14.93
-------------------------------------------------------------------------
NCU        $14.0625          $14.3125            $14.06            $14.29
-------------------------------------------------------------------------

         Market         Premium/      Total Return
          Yield         Discount4    on Share Price
------------------------------------------------------------------------------
                   Taxable-                        1 Year Ended     Taxable-
        2/28/99  Equivalent(3)  2/28/98  2/28/99        2/28/99   Equivalent(3)
------------------------------------------------------------------------------
NPC       5.13%       8.21%      -2.30%    0.34%          9.43%       12.62%
------------------------------------------------------------------------------
NCL       5.11%       8.18%      -0.10%    2.14%          9.88%       13.06%
------------------------------------------------------------------------------
NCU       5.32%       8.51%       0.02%    0.16%          7.29%       10.55%
------------------------------------------------------------------------------

For additional information, see the individual Performance Overview for your fund in this report.

What key strategies were used to manage the Nuveen California Premium Income funds during the past year?
The focus of our management strategies in all three funds continued to be on supporting the highest level of tax-exempt dividends consistent with capital preservation. Enhancing the funds' after-tax total returns was also a priority. For the two insured funds, NPC and NCL, we also implemented strategies designed to extend the funds' call protection. During the past six months, market conditions provided us with the opportunity to sell selected high-coupon bonds that had been pre-refunded (U.S. guaranteed bonds) and reinvest the proceeds in long-term bonds offering above-market yields. The bonds we sold commanded excellent prices, while the bonds we added to the portfolio enabled the funds to maintain their long-term focus. All of the purchased bonds were assessed in terms of coupon, call protection, maturity, and credit quality to determine that their structure would enhance the funds' position.

With no scheduled bond calls in 1999 and 2000 and less than 7% of its portfolio subject to calls in 2001 and 2002, NCL offers outstanding call protection, which should provide additional stability for its dividend. NPC, which has less than 2% of its portfolio callable between now and the end of 2001, is scheduled to face a more significant number of calls in 2002. To minimize the impact of these calls, we are already at work on strategies for managing through this period.

For NCU, one of our more significant purchases over the past year involved BBB rated bonds issued by the California Statewide Communities Development Authority for the Irvine Apartment Communities, a planned community that provides affordable housing built with tax-exempt financing backed by a successful real estate company. These bonds, which offered a yield 75 basis points higher than the market average, showcase the types of purchases we made to support the fund's dividend. The purchase of these bonds also enables us to participate in the opportunities we anticipate over the next year in the multifamily housing sector. As California property values continue to improve, we expect that the quality ratings on these bonds should also improve, resulting in price appreciation. We continue to add to our holdings in paper secured by both residential and commercial properties.

We also found value in the healthcare sector, where non-insured issuance for hospitals was made more attractive by widening credit spreads, as changes in federal reimbursement policies took effect. A credit spread represents the difference between lower-rated and higher-rated securities. In both the real estate and healthcare sectors, Nuveen's exceptional research capabilities played a key role in helping us find the seasoned real estate developments and financially healthy hospitals that should thrive in today's environment. With no scheduled bond calls until 2003, NCU continues to offer outstanding call protection. The credit quality of NCU also remained high, with 70% of the fund invested in bonds rated AAA and AA, as of February 28, 1999.

What is Nuveen's outlook for the future?
Looking ahead for the California Premium Income funds, our focus will remain on supporting the income streams of these funds and on purchasing bonds that enhance the portfolio structure at attractive prices. We will also look at positioning the funds' durations so that they are better protected against any interest rate volatility. For NPC and NCL, we will take advantage of market conditions to invest in insured bonds with good liquidity and call protection as opportunities arise. The level of trading activity in these two funds will be governed by market direction. That is, we believe NPC and NCL are currently well positioned for participation in a market rally, and these funds would see little trading activity in that environment. In NCU over the next 12 months, we plan to sell selected AAA rated and escrowed (U.S. guaranteed) bonds in order to purchase BBB rated issues that will enhance the fund's yield. Making the portfolio decisions that help the funds meet these goals is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the California municipal market - can result in added value for our investors.

The market environment of the past 12 months - influenced by low interest rates, benign inflation, strong municipal supply, and the excellent municipal-to-Treasury ratio (with municipal yields comparable to Treasury yields even before the tax advantage of municipals is taken into account) - has helped to position municipal bonds as one of the most compelling values in today's marketplace. Continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing should result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

1 The two insured funds, NPC and NCL , are compared with the Lehman Brothers California Insured Municipal Bond Index, an unleveraged index covering a broad range of insured California municipal bonds. NCU is compared with the Lehman Brothers California Municipal Bond Index, an unleveraged index comprising a broad range of California investment-grade municipal bonds. Results for both Lehman indexes do not reflect any initial or ongoing expenses.

2 The Lipper California Peer Group returns represent the average annualized returns of the funds in the Lipper California Municipal Debt category. NPC and NCL are compared with a peer group of insured funds, while NCU is compared with other leveraged California funds in the Lipper data base. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3    Based on a 37.5% combined federal and state income tax rate.

4 A fund's premium or discount represents the percentage difference between the fund's share price and its NAV.

Nuveen Insured California Premium Income Municipal Fund, Inc.
Performance Overview
As of February 28, 1999

NPC



Portfolio Statistics
==================================================
Inception Date                               11/92
--------------------------------------------------
Share Price                                $16 3/8
--------------------------------------------------
Net Asset Value Per Share                   $16.32
--------------------------------------------------
Market Yield                                 5.13%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.43%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.21%
--------------------------------------------------
Fund Net Assets ($000)                    $149,569
--------------------------------------------------
Average Weighted Maturity (Years)            20.41
--------------------------------------------------
Leverage-Adjusted Duration (Years)           13.12
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         9.43%         6.46%
--------------------------------------------------
3-Year                        11.98%         7.58%
--------------------------------------------------
5-Year                         8.78%         7.61%
--------------------------------------------------
Since Inception                7.25%         8.05%
==================================================
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        12.62%         9.58%
--------------------------------------------------
3-Year                        15.45%        10.80%
--------------------------------------------------
5-Year                        12.38%        10.95%
--------------------------------------------------
Since Inception               10.71%        11.35%
==================================================
Top Five Sectors (as a % of total investments)

U.S. Guaranteed                                23%
--------------------------------------------------
Tax Obligation/Limited                         21%
--------------------------------------------------
Water and Sewer                                20%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation/General                          6%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
3/98              0.0675
4/98              0.0675
5/98              0.0675
6/98              0.0675
7/98              0.0675
8/98              0.0685
9/98              0.0685
10/98             0.0685
11/98             0.0685
12/98             0.0685
1/99              0.0685
2/99              0.07

Line Chart:
Share Price Performance
3/6/98            15.875
                  15.625
                  15.875
                  15.813
                  15.813
                    15.5
                  15.313
                  15.438
                      15
                      15
                  15.063
                  15.188
                    15.5
                   15.75
                  15.813
                  16.125
                  15.938
                  16.063
                   15.75
                  15.438
                  15.438
                    15.5
                    15.5
                  15.563
                  15.938
                  15.625
                  15.813
                  15.813
                  16.125
                  16.375
                      16
                  16.188
                      16
                      16
                   16.13
                   16.13
                   16.13
                   16.56
                    16.5
                   16.81
                    16.5
                      16
                   15.44
                   15.81
                   15.56
                      16
                   16.31
                   16.19
2/28/99            16.38

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
Performance Overview
As of February 28, 1999

NCL

Portfolio Statistics
==================================================
Inception Date                                3/93
--------------------------------------------------
Share Price                                $15 1/4
--------------------------------------------------
Net Asset Value Per Share                   $14.93
--------------------------------------------------
Market Yield                                 5.11%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.41%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.18%
--------------------------------------------------
Fund Net Assets ($000)                    $283,061
--------------------------------------------------
Average Weighted Maturity (Years)            17.67
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.71
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         9.88%         7.37%
--------------------------------------------------
3-Year                        12.56%         8.22%
--------------------------------------------------
5-Year                         9.14%         7.07%
--------------------------------------------------
Since Inception                6.14%         6.67%
==================================================
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.06%        10.54%
--------------------------------------------------
3-Year                        16.02%        11.49%
--------------------------------------------------
5-Year                        12.77%        10.50%
--------------------------------------------------
Since Inception                9.58%         9.98%
==================================================
Top Five Sectors (as a % of total investments)

Tax Obligation (Limited)                       32%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Tax Obligation (General)                        9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders net ordinary income distributions in December of $0.0077 per share.

1998-1999 Monthly Tax-Free Dividends Per Share(3)
3/98               0.062
4/98               0.062
5/98               0.062
6/98               0.062
7/98               0.062
8/98              0.0635
9/98              0.0635
10/98             0.0635
11/98             0.0635
12/98             0.0635
1/99              0.0635
2/99               0.065

Share Price Performance
3/6/98      14.75
            14.688
            14.188
            14
            14
            13.875
            13.625
            13.938
            13.938
            13.813
            13.5
            13.875
            14.25
            14.188
            14.125
            13.875
            13.938
            14
            14.063
            14.063
            14
            14.25
            14.375
            14.438
            14.875
            14.75
            14.813
            14.813
            15
            15.188
            14.75
            15.375
            15.13
            15.06
            15
            15
            15
            15.06
            15.19
            15.44
            15.31
            14.94
            14.38
            14.31
            14.5
            14.81
            15
            15.06
2/28/99     15.25


Weekly Closing Price
Past performance is not predictive of future results.

Nuveen California Premium Income Municipal Fund
Performance Overview
As of February 28, 1999

NCU
==================================================
Portfolio Statistics

Inception Date                                6/93
--------------------------------------------------
Share Price                               $14 5/16
--------------------------------------------------
Net Asset Value Per Share                   $14.29
--------------------------------------------------
Market Yield                                 5.32%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.71%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.51%
--------------------------------------------------
Fund Net Assets ($000)                    $125,074
--------------------------------------------------
Average Weighted Maturity (Years)            17.75
--------------------------------------------------
Leverage-Adjusted Duration (Years)           11.28
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         7.29%         7.12%
--------------------------------------------------
3-Year                        11.05%         8.35%
--------------------------------------------------
5-Year                         8.56%         7.03%
--------------------------------------------------
Since Inception                5.20%         6.12%
==================================================
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.55%        10.38%
--------------------------------------------------
3-Year                        14.56%        11.73%
--------------------------------------------------
5-Year                        12.26%        10.56%
--------------------------------------------------
Since Inception                8.69%         9.51%
==================================================
Top Five Sectors (as a % of total investments)

Tax Obligation (Limited)                       24%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Housing (Multifamily)                          13%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Housing (Single family)                         9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis. 3 The Fund also paid shareholders net ordinary income distributions in December of $0.0029 per share.

3 The Fund also paid shareholders net ordinary income distributions in December of $0.0029 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
3/98              0.0615
4/98              0.0615
5/98              0.0615
6/98              0.0615
7/98              0.0615
8/98              0.0615
9/98              0.0615
10/98             0.0615
11/98             0.0635
12/98             0.0635
1/99              0.0635
2/99              0.0635

Share Price Performance
3/6/98             14.25
                  13.875
                  13.938
                      14
                  13.625
                   13.75
                  13.625
                  13.563
                  13.438
                  13.438
                  13.625
                  13.563
                  13.813
                  14.375
                   14.25
                   14.25
                  14.375
                  14.125
                  13.875
                  13.625
                  13.563
                   13.75
                  13.875
                  13.938
                  14.063
                      14
                  14.125
                  14.063
                  14.188
                  14.438
                  14.063
                  14.563
                   14.63
                   14.69
                   14.69
                   14.94
                   14.94
                   15.06
                   14.88
                   14.88
                   14.63
                   14.38
                   14.06
                   13.94
                      14
                   14.38
                   14.31
                    14.5
2/28/99            14.31

Weekly Closing Price
Past performance is not predictive of future results.

Shareholder Meeting Report

The annual shareholder meeting was held in Chicago, Illinois on October 14,
1998.
                                                                   NPC                                        NCL
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                                                        Preferred                          Preferred       Preferred
                                                         Common            Shares            Common           Shares          Shares
                                                         Shares          Series-T            Shares         Series-T       Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                5,788,455             1,755        11,641,770            1,575           1,743
   Withhold                                              65,859                14            79,906               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,854,314             1,769        11,721,676            1,575           1,743
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                                                5,791,405             1,755        11,641,770            1,575           1,743
   Withhold                                              62,909                14            79,906               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,854,314             1,769        11,721,676            1,575           1,743
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                                                5,791,505             1,755        11,641,770            1,575           1,743
   Withhold                                              62,809                14            79,906               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,854,314             1,769        11,721,676            1,575           1,743
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                                                5,786,388             1,755        11,634,408            1,575           1,743
   Withhold                                              67,926                14            87,268               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,854,314             1,769        11,721,676            1,575           1,743
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                                                5,790,005             1,755        11,640,790            1,575           1,743
   Withhold                                              64,309                14            80,886               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,854,313             1,769        11,721,676            1,575           1,743
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                                       --             1,755                --            1,575           1,743
   Withhold                                                  --                14                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,769                --            1,575           1,743
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                                       --             1,755                --            1,575           1,743
   Withhold                                                  --                14                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,769                --            1,575           1,743
------------------------------------------------------------------------------------------------------------------------------------

Judith M. Stockdale
   For                                                5,790,188             1,755        11,636,800            1,575           1,743
   Withhold                                              64,126                14            84,876               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,854,314             1,769        11,721,676            1,575           1,743
------------------------------------------------------------------------------------------------------------------------------------

 Ratification of auditors was reached as follows:
   For                                                5,761,864             1,748        11,578,016            1,575           1,735
   Against                                               22,342                --            41,553               --               5
   Abstain                                               70,108                21           102,107               --               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,854,314             1,769        11,721,676            1,575           1,743
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       NCU
------------------------------------------------------------------------------------------------------------------------------------

Approval of the Trustees was reached as follows:

                                                                                                                           Preferred
                                                                                                              Common          Shares
                                                                                                              Shares        Series-M
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                                                     5,468,213           1,696
   Withhold                                                                                                   22,524              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   5,490,737           1,696
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                                                                                                     5,467,106           1,696
   Withhold                                                                                                   23,631              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   5,490,737           1,696
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                                                                                                     5,468,213           1,696
   Withhold                                                                                                   22,524              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   5,490,737           1,696
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                                                                                                     5,468,105           1,696
   Withhold                                                                                                   22,632              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   5,490,737           1,696
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                                                                                                     5,468,213           1,696
   Withhold                                                                                                   22,524              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   5,490,737           1,696
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                                                                                             --          1,696
   Withhold                                                                                                        --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                           --          1,696
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                                                                                             --          1,696
   Withhold                                                                                                        --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                           --          1,696
------------------------------------------------------------------------------------------------------------------------------------

Judith M. Stockdale
   For                                                                                                     5,466,706           1,696
   Withhold                                                                                                   24,031              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   5,490,737           1,696
------------------------------------------------------------------------------------------------------------------------------------

 Ratification of auditors was reached as follows:
   For                                                                                                     5,419,541           1,696
   Against                                                                                                    13,679              --
   Abstain                                                                                                    57,517              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   5,490,737           1,696
------------------------------------------------------------------------------------------------------------------------------------

                            Portfolio of Investments
                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
                            February 28, 1999
                            (Unaudited)
    Principal                                                                              Optional Call                     Market
       Amount   Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.2%
                California Educational Facilities Authority, Revenue Bonds (University of
                San Diego), Series 1998:
$  1,750,000     0.000%, 10/01/16                                                         No Opt. Call           Aaa   $    734,493
    1,000,000    5.000%, 10/01/28                                                         10/09 at 101           Aaa        994,600

-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 4.9%
    3,000,000   California Health Facilities Financing Authority, Insured Revenue Bonds    8/08 at 101           AAA      2,962,050
                  (Sutter Health), Series 1998A, 5.000%, 8/15/37

    4,000,000   California Statewide Communities Development Authority, Sutter Health      8/02 at 102           AAA      4,352,680
                 Obligated Group, Certificates of Participation, 6.125%, 8/15/22

-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.4%
    3,650,000   California Housing Finance Agency, Multi-Unit Rental Housing Revenue       2/03 at 102           Aa2      3,848,195
                 Bonds, 1992 Series A, 6.625%, 2/01/24 (Alternative Minimum Tax)

    4,000,000   The City of Los Angeles (California), Tax-Exempt Mortgage Revenue          7/02 at 102           AAA      4,199,000
                 Refunding Bonds, Series 1993A  (FHA - Insured Mortgage Loans -
                 Section 8 Assisted Projects), 6.300%, 1/01/25

-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.8%
    2,240,000   California Housing Finance Agency, Single Family Mortgage Bonds II,        2/07 at 102           AAA      2,379,306
                 1997 Series A, 6.000%, 8/01/20 (Alternative Minimum Tax)

                California Housing Finance Agency, Home Mortgage Revenue Bonds,
                1998 Series E Remarketed:
    3,190,000    5.150%, 8/01/19                                                       2/09 at 101 1/2           AAA      3,226,781
    1,500,000    5.250%, 2/01/33 (Alternative Minimum Tax)                             2/09 at 101 1/2           AAA      1,522,545

-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 5.7%
    3,000,000   State of California, Various Purpose General Obligation Bonds,            No Opt. Call           AAA      3,494,220
                 6.500%, 9/01/06

    1,225,000   Fresno Unified School District (Fresno County, California), 1998 General   2/13 at 103           AAA      1,453,622
                 Obligation Refunding Bonds, Series A, 6.550%, 8/01/20

    3,000,000   Pomona Unified School District, General Obligation Refunding Bonds,        8/11 at 103           AAA      3,509,100
                 Series 1997-A, 6.500%, 8/01/19

-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 21.1%
   17,630,000   Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim Public   No Opt. Call           AAA      5,836,412
                 Improvements Project), Senior Lease Revenue Bonds, 1997
                 Series C, 0.000%, 9/01/20

    4,000,000   Los Angeles County Metropolitan Transportation Authority (California),     7/03 at 100           AAA      3,965,200
                 Proposition A Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.000%, 7/01/21

    5,000,000   Los Angeles County Metropolitan Transit Authority, Proposition C Sales     7/03 at 102           AAA      5,041,950
                 Tax Revenue, Second Senior Bonds, Series 1993-B, 4.750%, 7/01/13

    4,000,000   Norco Redevelopment Agency, Norco Redevelopment Project Area               3/02 at 102           AAA      4,337,840
                 No. One, 1992 Refunding Tax Allocation Bonds, 6.250%, 3/01/19

    2,135,000   City of San Buenaventura, California, 1993 Refunding Certificates          1/03 at 100           AAA      2,213,717
                 of Participation (Capital Improvements Project), 5.500%, 1/01/17

    1,000,000   San Francisco Bay Area Rapid Transit District (California), Sales          7/08 at 101           AAA        994,600
                 Tax Revenue Bonds, Series 1998, 5.000%, 7/01/28

    9,500,000   Redevelopment Agency of the City of San Jose, Merged Area                  2/04 at 102           AAA      9,113,730
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 4.750%, 8/01/24

-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.8%
    1,000,000   Alameda Corridor Transportation Authority (California), Tax-Exempt Senior 10/09 at 101           AAA        962,690
                 Lien Revenue Bonds, Series 1999A, 4.750%, 10/01/25

    1,545,000   Airports Commission of San Francisco City and County, California,          5/03 at 101           AAA      1,686,646
                 San Francisco International Airport, Second Series Refunding Revenue
                 Bonds, Issue 4, 6.200%, 5/01/20 (Alternative Minimum Tax)

    Principal                                                                              Optional Call                     Market
       Amount   Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 22.4%
$   6,000,000   Huntington Park Redevelopment Agency, Single Family Residential           No Opt. Call           AAA   $  8,293,620
                  Mortgage Revenue Refunding Bonds, 1986 Series A, 8.000%, 12/01/19

    2,750,000   City of Los Angeles, California, Wastewater System Revenue Bonds,         12/00 at 102           AAA      2,973,410
                 Series 1991-D, 6.700%, 12/01/21 (Pre-refunded to 12/01/00)

    5,135,000   Community Redevelopment Agency of the City of Palmdale, California,       No Opt. Call           AAA      6,961,571
                  Single Family Mortgage Revenue Bonds, Series 1986A Restructured,
                 8.000%, 3/01/16 (Alternative Minimum Tax)

    6,220,000   County of Riverside, California, Single Family Mortgage Revenue Bonds     No Opt. Call           AAA      9,379,200
                 (GNMA Mortgage-Backed Securities Program), Issue A of 1987,
                 9.000%, 5/01/21 (Alternative Minimum Tax)

    1,000,000   Airports Commission of the City and County of San Francisco, California,   5/04 at 101           AAA      1,119,500
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 8B, 6.000%, 5/01/15 (Pre-refunded to 5/01/04)

    2,455,000   Airports Commission of the City and County of San Francisco, California,   5/03 at 102           AAA      2,746,409
                 San Francisco International Airport, Second Series Refunding Revenue
                 Bonds, Issue 4, 6.200%, 5/01/20 (Pre-refunded to 5/01/03)
                 (Alternative Minimum Tax)

    1,485,000   City of San Jose, California, Single Family Mortgage Revenue Bonds,       No Opt. Call           AAA      2,225,570
                 1985 Series A, 9.500%, 10/01/13

-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.8%
    4,000,000   California Pollution Control Financing Authority, Pollution Control Revenue 12/02 at 102         AAA      4,397,280
                 Bonds (Southern California Edison Company), 1992 Series B,
                 6.400%, 12/01/24 (Alternative Minimum Tax)

    4,000,000   City of Chula Vista, Industrial Development Revenue Bonds (San Diego      12/02 at 102          A-1+      4,353,240
                 Gas and Electric Company), 1992 Series A, 6.400%, 12/01/27
                 (Alternative Minimum Tax)

    2,000,000   Northern California Power Agency, Capital Facilities Revenue Bonds,        2/09 at 101           AAA      1,989,760
                 1999 Refunding Series A, 5.000%, 8/01/25

    5,000,000   Sacramento Municipal Utility District (California), Electric Revenue       9/03 at 100           AAA      4,809,350
                 Refunding Bonds, 1993 Series G, 4.750%, 9/01/21

    2,000,000   Sacramento Municipal Utility District (California), Electric Revenue       8/02 at 100           AAA      2,127,300
                 Refunding Bonds, 1992 Series A, 5.750%, 8/15/13

-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 20.1%
    2,000,000   Cucamonga County Water District (San Bernardino County, California),       9/01 at 102           AAA      2,158,940
                 Certificates of Participation (1992 Water Facilities Refinancing),
                 6.300%, 9/01/12

                The City of Los Angeles, California, Wastewater System Revenue Bonds,
                Series 1993-D:
    3,250,000    4.700%, 11/01/17                                                         11/03 at 102           AAA      3,158,058
   11,000,000    4.700%, 11/01/19                                                         11/03 at 102           AAA     10,542,729

    5,440,000   City of Santa Monica, Wastewater Enterprise Revenue Bonds (Hyperion        1/04 at 102           AAA      5,274,732
                 Project), 1993 Refunding Series, 4.500%, 1/01/15

    5,000,000   Wheeler Ridge, Maricopa Water Storage District (Kern County,              11/06 at 102           AAA      5,437,949
                 California), 1996 Water Refunding Bonds, 5.700%, 11/01/15

    3,425,000   City of Woodland (Yolo County, California), Certificates of Participation  3/03 at 100           AAA      3,532,339
                 (1992 Wastewater System Refunding Project), 5.500%, 3/01/18
-----------------------------------------------------------------------------------------------------------------------------------
$ 149,525,000    Total Investments - (cost $130,476,937) - 99.2%                                                        148,310,334
============
                 Other Assets Less Liabilities - 0.8%                                                                     1,258,614
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                     $149,568,948
                 ==================================================================================================================

All  of the bonds in the portfolio are either covered by Original Issue
     Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S.
     government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
                            February 28, 1999
                            (Unaudited)

    Principal                                                                            Optional Call                       Market
       Amount   Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 12.6%

$  1,250,000    California Educational Facilities Authority, Revenue Refunding Bonds      10/08 at 101           Aaa   $ 1,243,938
                  (University of San Diego), Series 1998, 5.000%, 10/01/22
   10,050,000   California Educational Facilities Authority, Revenue Bonds (Santa Clara    9/06 at 102           AAA     10,824,051
                 University), Series 1996, 5.750%, 9/01/21

    5,000,000   California Educational Facilities Authority, Revenue Bonds (University    10/06 at 102           AAA      5,486,300
                 of San Francisco), Series 1996, 6.000%, 10/01/26

    2,655,000   California State University, Housing System Revenue Bonds,                11/05 at 102           AAA      2,889,357
                 Series 1996, 5.700%, 11/01/13

    5,000,000   Regents of the University of California (Multiple Purpose Projects),      No Opt. Call           AAA      6,525,650
                 Series A, 9.250%, 9/01/05

    4,900,000   The Regents of the University of California, University of California     11/03 at 102           AAA      5,078,115
                 Housing System Revenue Bonds, Series A, 5.500%, 11/01/18

    3,000,000   The Regents of the University of California, Refunding Revenue Bonds      No Opt. Call           AAA      3,631,170
                 (1989 Multiple Purpose Projects), Series C, 10.000%, 9/01/02


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 2.5%

    1,450,000   California Health Facilities Financing Authority, Insured Health Facility  7/06 at 102           AAA      1,578,441
                 Refunding Revenue Bonds (Mark Twain St. Joseph's Healthcare),
                 1996 Series A, 6.000%, 7/01/19

    5,000,000   California Health Facilities Financing Authority, Insured Health Facility  7/06 at 102           AAA      5,442,900
                 Refunding Revenue Bonds (Catholic Healthcare West), 1996 Series A,
                 6.000%, 7/01/25


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.6%

    4,620,000   The Community Redevelopment Agency of the City of Los Angeles,             6/05 at 105           AAA      5,324,227
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

    7,400,000   Housing Authority of the County of Santa Cruz, Tax-Exempt Multifamily      5/03 at 102           Aaa      7,699,848
                 Housing Revenue Refunding Bonds, Series 1993A (GNMA
                 Collateralized - Meadowview Apartments), 6.125%, 5/20/28


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.9%

    6,000,000   California Housing Finance Agency, Single Family Mortgage Bonds II,    8/07 at 101 1/2           AAA      6,227,520
                 1997 Series C-2, 5.625%, 8/01/20 (Alternative Minimum Tax)

    1,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,            2/06 at 102           AAA      1,595,190
                 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum Tax)

    3,190,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,            2/09 at 101           AAA      3,189,872
                 1998 Series N, 5.250%, 8/01/29


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.2%

    5,000,000   State of California, Veterans General Obligation Bonds, Series BH,        12/03 at 102           AAA      5,130,050
                 5.500%, 12/01/24 (Alternative Minimum Tax)

    2,130,000   State of California, Various Purpose General Obligation Bonds,            11/02 at 102           AAA      2,240,760
                  5.750%, 11/01/17

    2,575,000   Calipatria Unified School District, Imperial County, California,           8/06 at 102           AAA      2,800,853
                 1996 Series A, General Obligation Bonds, 5.625%, 8/01/13

    3,000,000   Central Unified School District (Fresno County, California), General       3/03 at 102           AAA      3,149,490
                 Obligation Bonds, Election 1992, 5.625%, 3/01/18

    3,000,000   Escondido Union School District, San Diego County, California, General    11/06 at 102           AAA      3,411,660
                 Obligation Bonds (1966 Election), 5.700%, 11/01/10

                City of Los Angeles, California, Unified School District,
                General Obligation Bonds, 1997 Series A:
    2,500,000    5.000%, 7/01/21                                                           7/08 at 102           AAA      2,488,172
    1,000,000    6.000%, 7/01/15                                                          No Opt. Call           AAA      1,144,000

    3,000,000   City and County of San Francisco, General Obligation Bonds, Various        6/01 at 102           AAA      3,190,320
                 Purpose Bonds, Series 1993, 5.500%, 6/15/11

    2,250,000   Santa Monica Community College District (County of Los Angeles,            7/05 at 102           AAA      2,405,813
                 California), General Obligation Bonds, 1992 Election, Series B,
                 5.750%, 7/01/20

    Principal                                                                            Optional Call                       Market
       Amount   Description                                                                Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited - 31.5%

$   3,865,000   Certificates of Participation (1991 Financing Project), County of Alameda, 9/06 at 102           AAA   $  4,251,307
                 California, Alameda County Public Facilities Corporation, 6.000%, 9/01/21

    7,985,000   County of Alameda, California, 1993 Refunding Certificates of             12/03 at 102           AAA      8,672,908
                 Participation (Santa Rita Jail Project), 5.700%, 12/01/14

    1,500,000   Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim          No Opt. Call           AAA        446,340
                 Public Improvements Project), Senior Lease Revenue Bonds,
                 1997 Series C, 0.000%, 9/01/22

    1,800,000   California Public School District Financing Authority, Lease Revenue       9/06 at 102           AAA      1,945,332
                 Bonds (Richgrove Elementary School District Projects), Series 1996B,
                 5.800%, 9/01/16

    5,000,000   Community Redevelopment Agency of the City of Compton, California,         8/05 at 102           AAA      5,738,400
                 Compton Redevelopment Project, Refunding Tax Allocation Bonds,
                 Series 1995A (Project Tax Revenues, Subventions and Housing Tax
                 Revenues) (Insured/Tax-Exempt) 6.500%, 8/01/13

    4,000,000   County of Contra Costa, California, Certificates of Participation         11/07 at 102           AAA      4,209,320
                 (Merrithew Memorial Hospital Replacement Project), Refunding
                 Series of 1997, 5.500%, 11/01/22

    3,000,000   Galt Schools Joint Powers Authority (Sacramento County, California),      11/07 at 102           AAA      3,292,140
                 1997 Refunding Revenue Bonds, Series A (High School and Elementary
                 School Facilities), 5.875%, 11/01/24

    2,500,000   Lancaster Housing Authority (California), Lease Refunding Revenue Bonds    4/08 at 102           AAA      2,450,825
                 (Brierwood Mobile Home Park Project), Issue of 1999, 5.000%, 4/01/24

    5,585,000   Los Angeles County Transportation Commission (California), Sales Tax       7/01 at 102           AAA      6,045,539
                 Revenue Refunding Bonds, Series 1991-B, 6.500%, 7/01/13

    2,135,000   Menifee Union School District (Riverside County, California), Certificates 9/06 at 102           AAA      2,373,800
                 of Participation (1996 School Project), 6.125%, 9/01/24

    2,690,000   Norwalk Community Facilities Financing Authority (Los Angeles County,      9/05 at 102           AAA      2,947,083
                 California), Tax Allocation Refunding Revenue Bonds, 1995 Series A,
                 6.000%, 9/01/15

    5,000,000   City of Pasadena, Community Facilities District No.1 (Civic Center West   12/08 at 101           AAA      5,100,600
                 Public Improvements), 1997 Special Tax Bonds, 5.250%, 12/01/25

    9,000,000   City of Redlands, California, Certificates of Participation                9/03 at 102           AAA      9,539,460
                 (1993 Refunding of 1986 and 1987 Projects), 5.800%, 9/01/17

    3,000,000   San Dieguito Public Facilities Authority (California), Revenue Bonds,      8/08 at 102           AAA      2,978,730
                 1998 Series A (Tax-Exempt), 5.000%, 8/01/30

    1,500,000   San Francisco Bay Area Rapid Transit District (California), Sales Tax      7/08 at 101           AAA      1,491,900
                 Revenue Bonds, Series 1998, 5.000%, 7/01/28

    1,930,000   Santa Margarita/Dana Point Authority, Orange County, California, Revenue  No Opt. Call           AAA      2,296,951
                 Bonds, Series A (1994 Improvement Districts Nos. 1, 2, 2A and 8 General
                 Obligation Bond Refinancing), 7.250%, 8/01/05

                South Orange County Public Financing Authority, Special Tax
                Revenue Bonds, 1994 Series C (Foothill Area):
    4,000,000    8.000%, 8/15/08                                                          No Opt. Call           AAA      5,190,200
    7,330,000    8.000%, 8/15/09                                                          No Opt. Call           AAA      9,629,641

    4,005,000   Redevelopment Agency of the City of Suisun City, Suisun City              10/03 at 102           AAA      4,315,347
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds (County of
                 Solano, California), 5.900%, 10/01/23

    5,450,000   City of Visalia, California (Motor Vehicle License Fee Enhancement),      12/06 at 102           AAA      5,625,054
                 Visalia Public Finance Authority, Refunding Certificates of Participation,
                 Series 1996A, 5.375%, 12/01/26

    2,400,000   Yorba Linda Redevelopment Agency (Orange County, California), Yorba       No Opt. Call           AAA        517,560
                 Linda Redevelopment Project, 1998 Tax Allocation Parity Refunding
                 Bonds, Series A, 0.000%, 9/01/28


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.7%

                Alameda Corridor Transportation Authority (California), Tax-Exempt Senior
                Lien Revenue Bonds, Series 1999A:
    3,000,000    4.750%, 10/01/25                                                         10/09 at 101           AAA      2,888,070
    5,000,000    5.000%, 10/01/29                                                         10/09 at 101           AAA      4,972,600

    3,000,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding     No Opt. Call           AAA      1,382,850
                 Revenue Bonds,  Series 1997 A, 0.000%, 1/15/15

    3,750,000   City of San Jose, California, Airport Revenue Bonds, Series of 1993,       3/03 at 102           AAA      3,919,500
                 5.700%, 3/01/18 (Alternative Minimum Tax)

    Principal                                                                            Optional Call                       Market
       Amount   Description                                                                Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 15.2%

$   3,370,000   State of California, Various Purpose General Obligation Bonds,            11/02 at 102           AAA   $  3,698,070
                 5.750%, 11/01/17 (Pre-refunded to 11/01/02)

    1,000,000   Kern High School District (County of Kern, California), General Obligation 8/03 at 102           AAA      1,078,500
                 Bonds, Election of 1990, Series D, 5.600%, 8/01/15

   13,000,000   The Metropolitan Water District of Southern California, Water Revenue      7/05 at 102           AAA     14,680,900
                 Bonds, 1995 Series A,5.750%, 7/01/21 (Pre-refunded to 7/01/05)

    4,320,000   County of Riverside, California, Single Family Mortgage Revenue Bonds     No Opt. Call           AAA      6,137,208
                 (GNMA Mortgage-Backed Securities Program), Issue B of 1987,
                 8.625%, 5/01/16 (Alternative Minimum Tax)

    5,000,000   Riverside County Transportation Commission, Sales Tax Revenue Bonds,       6/01 at 102           AAA      5,448,600
                 1991 Series A (California), 6.500%, 6/01/09 (Pre-refunded to 6/01/01)

    9,000,000   Airports Commission of the City and County of San Francisco, California,   5/04 at 101           AAA     10,117,710
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 8B, 6.100%, 5/01/20 (Pre-refunded to 5/01/04)

    1,675,000   City of Torrance, Floating Rate Demand Hospital Revenue Bonds (Little     12/05 at 100           AAA      1,932,615
                 Company of Mary Hospital), 1985 Series A, 7.100%, 12/01/15
                 (Pre-refunded to 12/01/05)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 4.6%

    3,215,000   Modesto Irrigation District Financing Authority, Refunding Revenue Bonds, 10/06 at 102           AAA      3,551,675
                 Series A, 6.000%, 10/01/15

    2,425,000   Northern California Power Agency, Hydroelectric Project Number One,        7/08 at 101           AAA      2,459,096
                 Revenue Bonds, 1998 Refunding Series A, 5.200%, 7/01/32

    6,750,000   Turlock Irrigation District (California), Revenue Refunding Bonds,         7/02 at 100           AAA      7,100,055
                 Series 1992-A, 5.750%, 1/01/18


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.1%

    1,250,000   City of Barstow, California, Certificates of Participation (1994 Wastewater 10/04 at 102         AAA      1,275,425
                 Reclamation Improvement Project), 5.250%, 10/01/18

    3,530,000   Castaic Lake Water Agency (California), Refunding Revenue Certificates    No Opt. Call           AAA      4,232,964
                 of Participation (Water System Improvement Projects), Series 1994A,
                 8.000%, 8/01/04

    2,975,000   Chino Basin Regional Financing Authority, Revenue Bonds, Series 1994       8/04 at 102           AAA      3,270,061
                 (Chino Basin Municipal Water District Sewer System Project),
                 6.000%, 8/01/16

    7,000,000   City of San Diego, California, Certificates of Undivided Interest,         8/08 at 101           AAA      6,967,030
                 Series 1998, Net System Revenues of The Water Utility Fund,
                 5.000%, 8/01/21

    2,900,000   City and County of San Francisco, Sewer Revenue Refunding Bonds,          10/02 at 102           AAA      2,999,180
                 Series 1992, 5.500%, 10/01/15

    4,000,000   South San Joaquin Irrigation District (San Joaquin County, California),    1/03 at 102           AAA      4,146,160
                 1993 Refunding Revenue Certificates of Participation (1987 Project and
                 1992 Project), 5.500%, 1/01/15

    5,410,000   City of Tulare, California, 1996 Sewer Revenue Bonds, 5.750%, 11/15/21    11/06 at 102           AAA      5,833,387
-----------------------------------------------------------------------------------------------------------------------------------
$ 260,715,000   Total Investments - (cost $259,656,778) - 98.9%                                                         279,847,790
=============
                Temporary Investments in Short-Term Municipal Securities - 0.1%

$     300,000   California Health Facilities Financing Authority, Revenue Refunding Bonds                     VMIG-1       300,000
=============    (Sutter/CHS), Variable Rate Demand Bonds, 3.100%, 7/01/22+

                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                     2,913,036
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $283,060,826
                ===================================================================================================================

     All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue
     Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Premium Income Municipal Fund (NCU)
                            February 28, 1999
                            (Unaudited)
    Principal                                                                            Optional Call                       Market
       Amount   Description                                                                Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.6%
$  1,995,000    California State Public Works Board, Lease Revenue Bonds (Various          3/06 at 102           AAA   $  2,134,610
                 California Community College Projects), Series 1996A, 5.625%, 3/01/16

    2,225,000   The Regents of the University of California, University of California     11/03 at 102           AAA      2,305,879
                 Housing System Revenue Bonds, Series A, 5.500%, 11/01/18


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 17.1%

    5,150,000   California Health Facilities Financing Authority, Hospital Revenue Bonds   5/03 at 102            A-      5,341,323
                 (Downey Community Hospital), Series 1993, 5.750%, 5/15/15

    4,000,000   California Statewide Communities Development Authority, Certificates of    8/02 at 102            A1      4,419,240
                 Participation (Cedars-Sinai Medical Center), 6.500%, 8/01/15

    8,100,000   California Statewide Community Development Authority, Revenue             No Opt. Call           AAA      8,183,592
                 Refunding Bonds (Sherman Oaks Project), Series 1998A, 5.000%, 8/01/22

    2,000,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda        12/03 at 102           BBB      2,112,240
                 University Medical Center Project), Series 1993-A, 6.000%, 12/01/06

    1,355,000   Palomar Pomerado Health System, Insured Revenue Bonds,                    11/03 at 102           AAA      1,375,271
                 Series 1993, 5.000%, 11/01/13


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 12.7%

    2,000,000   California Statewide Communities Development Authority, Apartment          7/08 at 101           BBB      2,022,020
                 Development Revenue Refunding Bonds (Irvine Apartment Communities,
                 L.P.), Series 1998A, 5.250%, 5/15/25

    8,285,000   The Community Redevelopment Agency of the City of Los Angeles,             6/05 at 105           AAA      9,547,883
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

    4,000,000   City of Stanton Multifamily Housing Revenue Bonds (Continental Gardens     8/07 at 102           AAA      4,268,160
                 Apartments), Series 1997, 5.625%, 8/01/29 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 9.0%

    4,185,000   California Housing Finance Agency, Single Family Mortgage Bonds II, 1997   2/07 at 102           AAA      4,445,265
                 Series A, 6.000%, 8/01/20 (Alternative Minimum Tax)

    1,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,            8/04 at 102            Aa      1,073,820
                 1994 Series A, 6.550%, 8/01/26

    1,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,            8/05 at 102           AAA      1,060,760
                 1994 Series F-3, 6.100%, 8/01/15 (Alternative Minimum Tax)

    2,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,            2/07 at 102           AAA      2,130,780
                 1997 Series B, 6.000%, 8/01/16 (Alternative Minimum Tax)

    2,185,000   California Rural Home Mortgage Finance Authority, Single Family           No Opt. Call           AAA      2,515,241
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1996 Series C, 7.500%, 8/01/27 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 3.7%

    1,025,000   Calipatria Unified School District, Imperial County, California, 1996      8/06 at 102           AAA      1,110,516
                 Series A, General Obligation Bonds, 5.800%, 8/01/20

    3,000,000   Pomona Unified School District, General Obligation Refunding Bonds,        8/11 at 103           AAA      3,454,860
                 Series 1997-A, 6.150%, 8/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 23.7%

    4,500,000   Bonita Canyon Public Facilities Financing Authority (California), Community 9/99 at 103          N/R      4,381,155
                 Facilities District No. 98-1 Special Tax Bonds, Series 1998,
                 5.375%, 9/01/28

    2,500,000   City of Carlsbad (California), Assessment District No. 96-1 (Rancho        5/99 at 103           N/R      2,476,550
                 Carillo), Limited Obligation Improvement Bonds, 5.500%, 9/02/28

    2,000,000   Carson Redevelopment Agency (California), Redevelopment Project Area      10/03 at 102           BBB      2,120,240
                 No. 2, Refunding Tax Allocation Bonds, Series 1993, 5.875%, 10/01/09

    Principal                                                                            Optional Call                       Market
       Amount   Description                                                                Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   1,760,000   Carson Redevelopment Agency (California), Redevelopment Project Area      10/03 at 102          BBB+   $  1,873,027
                 No. 1, Tax Allocation Bonds, Series 1993, 5.625%, 10/01/08

    2,160,000   Community Redevelopment Financing Authority of the Community               6/03 at 102            BB      2,172,182
                 Redevelopment Agency of the City of Los Angeles, California, Grand
                 Central Square Multifamily Housing Bonds, 1993 Series A,
                 5.750%, 12/01/13 (Alternative Minimum Tax)

    1,000,000   Community Facilities District No. 88-1 of the City of Poway, California    8/08 at 102           N/R      1,079,180
                 (Parkway Business Center), Special Tax Refunding Bonds, Series 1998,
                 6.500%, 8/15/09

    1,500,000   City of Richmond, Limited Obligation Refunding Improvement Bonds,          3/99 at 103           N/R      1,552,050
                 Reassessment District No. 855 (Atlas Road West and Interchange),
                 6.600%, 9/02/19

    2,100,000   Sacramento City Finance Authority, Lease Revenue Refunding Bonds,         No Opt. Call            A+      2,203,110
                 Series 1993 B, 5.400%, 11/01/20

    8,750,000   Redevelopment Agency of the City of San Jose (California), Merged Area     8/08 at 101           AAA      8,402,975
                 Redevelopment Project, Tax Allocation Bonds, Series 1999,
                 4.750%, 8/01/29

                San Marcos Public Facilities Authority (California), Refunding Revenue
                Bonds, Series 1998:
    1,500,000    5.800%, 9/01/18                                                           9/08 at 101           N/R      1,509,375
    2,000,000    5.800%, 9/01/27                                                           9/08 at 101           N/R      2,004,140


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.1%

    2,750,000   Airport Commission, City and County of San Francisco, California,          5/04 at 102           AAA      3,055,223
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)

    2,000,000   Airports Commission, City and County of San Francisco, California,         5/06 at 102           AAA      2,128,420
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 10, 5.700%, 5/01/26 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 11.3%

    1,500,000   ABAG Finance Authority for Nonprofit Corporations, Certificates of        11/03 at 102           AAA      1,537,425
                 Participation (Stanford University Hospital), California, Series 1993,
                 5.250%, 11/01/20

    3,200,000   State Public Works Board of the State of California, Lease Revenue Bonds  10/04 at 102         A1***      3,687,328
                 (The Trustees of the California State University), 1994 Series A (Various
                 California State University Projects), 6.375%, 10/01/14
                 (Pre-refunded to 10/01/04)

    4,100,000   Imperial Irrigation District, California, Certificates of Participation   11/04 at 102           AAA      4,662,479
                 (1994 Electric System Project), 6.000%, 11/01/15
                 (Pre-refunded to 11/01/04)

    1,000,000   City of Los Angeles, California, Wastewater System Revenue Bonds,          6/02 at 102           AAA      1,104,380
                 Series 1992-B, 6.250%, 6/01/12 (Pre-refunded to 6/01/02)

    2,735,000   City of Torrance, Floating Rate Demand Hospital Revenue Bonds             12/05 at 100           AAA      3,155,643
                 (Little Company of Mary Hospital), 1985 Series A, 7.100%, 12/01/15
                 (Pre-refunded to 12/01/05)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 13.3%

    1,000,000   California Pollution Control Financing Authority, Pollution Control Revenue12/02 at 102          AAA      1,099,320
                 Bonds (Southern California Edison Company), 1992 Series B,
                 6.400%, 12/01/24 (Alternative Minimum Tax)

    2,000,000   Department of Water and Power of The City of Los Angeles (California),     9/03 at 102           AAA      2,051,860
                 Electric Plant Refunding Revenue Bonds, Issue of 1993, 5.375%, 9/01/23

    1,560,000   Northern California Power Agency, Hydroelectric Project Number One,       No Opt. Call           AAA      1,950,109
                 Revenue Bonds, 1992 Refunding Series A, 10.000%, 7/01/03

    1,095,000   Sacramento Municipal Utility District (California), Electric Revenue Bonds, 5/03 at 102            A      1,159,364
                 1993 Series E, 5.700%, 5/15/12

    4,705,000   State of California, Department of Water Resources, Central Valley     6/03 at 101 1/2            AA      5,003,015
                 Project, Water System Revenue Bonds, Series L, 5.750%, 12/01/13

    1,000,000   Eastern Municipal Water District (Riverside County, California), Water     7/01 at 101           AAA      1,066,240
                 and Sewer Revenue Refunding Certificates of Participation,
                 Series 1991A, 6.300%, 7/01/20

    1,000,000   City of Riverside, California, Water Revenue Bonds, Issue of 1991,        No Opt. Call            AA      1,139,230
                 9.000%, 10/01/01

    3,100,000   City and County of San Francisco, Sewer Revenue Refunding Bonds,          10/02 at 102           AAA      3,171,919
                 Series 1994, 5.375%, 10/01/16
-----------------------------------------------------------------------------------------------------------------------------------
$ 116,020,000   Total Investments - (cost $115,595,460) - 98.5%                                                         123,247,399
============

    Principal                                                                            Optional Call                       Market
       Amount   Description                                                                Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.5%

$     600,000   California Health Facilities Financing Authority, Revenue Refunding Bonds                     VMIG-1   $    600,000
                 (Sutter/CHS), Variable Rate Demand Bonds, 3.100%, 7/01/22+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                      1,227,074
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $125,074,473
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
February 28, 1999
(Unaudited)
                                                                               Insured California Insured California      California
                                                                                   Premium Income   Premium Income 2  Premium Income
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                       $148,310,334       $279,847,790    $123,247,399
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                                 --            300,000         600,000
 Cash                                                                                          --                 --          80,318
 Receivables:
   Interest                                                                             1,998,156          4,109,564       1,696,322
   Investments sold                                                                            --          3,175,828              --
 Other assets                                                                              18,240             36,272           7,379
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    150,326,730        287,469,454     125,631,418
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                                           134,577            329,271              --
 Payable for investments purchased                                                             --          2,988,860              --
 Accrued expenses:
   Management fees (note 6)                                                                74,589            139,630          62,483
   Other                                                                                   87,093            102,520         114,262
 Preferred share dividends payable                                                         12,946             29,791          15,434
 Common share dividends payable                                                           448,577            818,556         364,766
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                   757,782          4,408,628         556,945
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                  $149,568,948       $283,060,826    $125,074,473
====================================================================================================================================
Preferred shares, at liquidation value                                               $ 45,000,000       $ 95,000,000    $ 43,000,000
====================================================================================================================================
Preferred shares outstanding                                                                1,800              3,800           1,720
====================================================================================================================================
Common shares outstanding                                                               6,408,176         12,593,984       5,744,587
====================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred shares
   at liquidation value, divided by Common shares outstanding)                       $      16.32       $      14.93     $     14.29
====================================================================================================================================
                                 See accompanying notes to financial statements.

Statement of Operations
Six Months ended February 28, 1999
(Unaudited)
                                                                              Insured California Insured California      California
                                                                                  Premium Income   Premium Income 2  Premium Income
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                            $4,031,811         $7,564,670      $3,386,004
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                                482,287            902,685         404,546
 Preferred shares - auction fees                                                          55,788            117,773          53,308
 Preferred shares - dividend disbursing agent fees                                         4,959              9,917           4,959
 Shareholders' servicing agent fees and expenses                                           7,094             10,728           5,288
 Custodian's fees and expenses                                                            20,082             26,877          19,553
 Directors'/Trustees' fees and expenses (note 6)                                             691              1,307             581
 Professional fees                                                                         8,811              8,993           8,582
 Shareholders' reports - printing and mailing expenses                                    21,649             29,790          16,721
 Stock exchange listing fees                                                               8,018             12,031           2,661
 Investor relations expense                                                                5,914             10,630           4,881
 Portfolio insurance expense                                                               6,789              3,055              --
 Other expenses                                                                            5,651              8,439           4,775
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                           627,733          1,142,225         525,855
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  3,404,078          6,422,445       2,860,149
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain from investment transactions (notes 1 and 4)                          588,405          1,148,927         925,275
 Net change in unrealized appreciation or depreciation of investments                   (669,540)           105,750      (1,063,341)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                         (81,135)         1,254,677        (138,066)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                            $3,322,943         $7,677,122      $2,722,083
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                              Insured California Premium Income Insured California Premium Income 2       California Premium Income
-----------------------------------------------------------------------------------------------------------------------------------
                              Six Months Ended       Year Ended  Six Months Ended        Year Ended Six Months Ended     Year Ended
                                       2/28/99          8/31/98           2/28/99           8/31/98          2/28/99        8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income             $ 3,404,078      $ 6,617,904       $ 6,422,445      $ 12,373,288      $ 2,860,149    $ 5,619,112
 Net realized gain from investment
   transactions (notes 1 and 4)        588,405            5,603         1,148,927           798,085          925,275        539,431
 Net change in unrealized appreciation
   or depreciation of investments     (669,540)       5,944,476           105,750         8,807,703       (1,063,341)     3,467,586
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   3,322,943       12,567,983         7,677,122        21,979,076        2,722,083      9,626,129
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders              (2,642,599)      (5,220,819)       (4,912,099)       (9,376,562)      (2,181,614)    (4,234,452)
   Preferred shareholders             (636,297)      (1,439,964)       (1,347,730)       (3,086,048)        (592,014)    (1,384,389)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (3,278,896)      (6,660,783)       (6,259,829)      (12,462,610)      (2,773,628)    (5,618,841)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions        46,983               --           244,382                --           59,848         63,519
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets              91,030        5,907,200         1,661,675         9,516,466            8,303      4,070,807
Net assets at beginning of period  149,477,918      143,570,718       281,399,151       271,882,685      125,066,170    120,995,363
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period       $149,568,948     $149,477,918      $283,060,826      $281,399,151     $125,074,473   $125,066,170
===================================================================================================================================
Balance of undistributed net
   investment income at
   end of period                  $    442,596     $    317,414      $    718,873      $    556,257     $    331,111   $    244,590
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1. General Information and Significant Accounting Policies
The California Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) and Nuveen California Premium Income Municipal Fund
(NCU). Insured California Premium Income and Insured California Premium Income 2 are traded on the New York Stock Exchange while California Premium Income is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1999, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate may change every seven days, as set by the Auction Agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                               Insured      Insured
                                            California   California   California
                                               Premium      Premium      Premium
                                                Income     Income 2       Income
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --           --        1,720
   Series T                                      1,800        1,900           --
   Series Th                                        --        1,900           --
--------------------------------------------------------------------------------
Total                                            1,800        3,800        1,720
================================================================================

Insurance
Insured California Premium Income and Insured California Premium Income 2 invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended February 28, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                       Insured California            Insured California
                                                         Premium Income               Premium Income 2
--------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                          2/28/99      8/31/98           2/28/99       8/31/98
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                         2,826           --            16,277            --
                                                                                         California
                                                                                       Premium Income
--------------------------------------------------------------------------------------------------------------
                                                                                Six Months Ended    Year Ended
                                                                                         2/28/99       8/31/98
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                                                       4,075     4,535
==============================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid April 1, 1999, to shareholders of record on March 15, 1999, as follows:

                                               Insured      Insured
                                            California   California   California
                                               Premium      Premium      Premium
                                                Income     Income 2       Income
--------------------------------------------------------------------------------
Dividend per share                              $.0700       $.0650       $.0635
================================================================================


4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended February 28, 1999, were as follows:

                                               Insured      Insured
                                            California   California   California
                                               Premium      Premium      Premium
                                                Income     Income 2       Income
--------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities     $16,113,962  $24,313,995  $29,455,408
   Temporary municipal investments           8,600,000    7,800,000   11,800,000
Sales and Maturities:
   Investments in municipal securities      14,748,484   20,946,096   29,691,532
   Temporary municipal investments           9,400,000    8,450,000   11,200,000
================================================================================


At February 28, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At August 31, 1998, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                               Insured      Insured
                                            California   California   California
                                               Premium      Premium      Premium
                                                Income     Income 2       Income
--------------------------------------------------------------------------------
Expiration year:
   2001                                      $   4,397      $    --       $   --
   2002                                            --           --       982,894
   2003                                      2,373,250    3,125,126    1,893,938
   2004                                        228,384    4,345,091    2,742,449
   2005                                        373,309    1,283,948    1,049,994
--------------------------------------------------------------------------------
Total                                       $2,979,340   $8,754,165   $6,669,275
================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1999, were as follows:

                                              Insured      Insured
                                           California   California   California
                                              Premium      Premium      Premium
                                               Income     Income 2       Income
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $17,867,719  $20,236,211   $7,726,724
   depreciation                               (34,322)     (45,199)     (74,785)
-------------------------------------------------------------------------------
Net unrealized appreciation               $17,833,397  $20,191,012   $7,651,939
===============================================================================


6. Management Fee and Other Transactions with Affiliates

Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:


Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
===============================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates.

7. Composition of Net Assets At February 28, 1999, net assets consisted of:

                                                              Insured           Insured
                                                           California        California        California
                                                              Premium           Premium           Premium
                                                               Income          Income 2            Income
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                 $  45,000,000     $  95,000,000     $  43,000,000
Common shares, $.01 par value per share                        64,082           125,940            57,446
Paid-in surplus                                            88,619,808       174,727,182        79,794,633
Balance of undistributed net investment income                442,596           718,873           331,111
Accumulated net realized gain (loss) from
  investment transactions                                  (2,390,935)       (7,702,181)       (5,760,656)
Net unrealized appreciation of investments                 17,833,397        20,191,012         7,651,939
---------------------------------------------------------------------------------------------------------

Net assets                                              $ 149,568,948     $ 283,060,826     $ 125,074,473
---------------------------------------------------------------------------------------------------------

Authorized shares:
   Common                                                 200,000,000       200,000,000         Unlimited
   Preferred                                                1,000,000         1,000,000         Unlimited
=========================================================================================================

               Financial Highlights
               (Unaudited)
               Selected data for a Common share outstanding throughout each period is as follows:
                                          Investment Operations
                                                             Net
                                                             Realized/
                      Beginning           Net                Unrealized
                      Net Asset           Investment         Investment
                      Value               Income             Gain (Loss)         Total
Insured California
Premium Income
Year Ended 8/31:
        1999 (a)      $16.31              $ .53              $ (.01)             $ .52
        1998           15.39               1.03                 .92               1.95
        1997           14.46               1.04                 .93               1.97
        1996           14.41               1.05                 .02               1.07
        1995           13.72               1.05                 .73               1.78
        1994           15.31               1.07               (1.61)              (.54)
Insured California
Premium Income 2
Year Ended 8/31:
        1999 (a)       14.82                .50                .11                 .61
        1998           14.06                .98                .77                1.75
        1997           13.27                .99                .77                1.76
        1996           13.01               1.00                .24                1.24
        1995           12.75               1.02                .30                1.32
        1994           14.57               1.02              (1.85)               (.83)
California Premium Income
Year Ended 8/31:
        1999 (a)       14.30                .50               (.03)                .47
        1998           13.60                .98                .70                1.68
        1997           12.70                .99                .89                1.88
        1996           12.43                .98                .27                1.25
        1995           12.01               1.00                .47                1.47
        1994           14.47                .97              (2.26)              (1.29)
                                                  Less Distributions
                  Net                   Net
                  Investment            Investment          Capital        Capital
                  Income                Income              Gains          Gains
                  To Common             To Preferred        To Common      To Preferred
                  Shareholders          Shareholders+       Shareholders   Shareholders+    Total
Insured California
Premium Income
Year Ended 8/31:
        1999 (a)  $(.41)                $(.10)              $ --           $ --             $ (.51)
        1998       (.81)                 (.22)                --             --              (1.03)
        1997       (.81)                 (.23)                --             --              (1.04)
        1996       (.79)                 (.23)                --             --              (1.02)
        1995       (.83)                 (.26)                --             --              (1.09)
        1994       (.85)                 (.20)                --             --              (1.05)
Insured California
Premium Income 2
Year Ended 8/31:
        1999 (a)   (.39)                 (.11)                --             --               (.50)
        1998       (.75)                 (.24)                --             --               (.99)
        1997       (.74)                 (.23)                --             --               (.97)
        1996       (.74)                 (.24)                --             --               (.98)
        1995       (.79)                 (.27)                --             --              (1.06)
        1994       (.82)                 (.17)                --             --               (.99)
California Premium
Income
Year Ended 8/31:
        1999 (a)   (.38)                 (.10)               --              --               (.48)
        1998       (.74)                 (.24)               --              --               (.98)
        1997       (.74)                 (.24)               --              --               (.98)
        1996       (.74)                 (.24)               --              --               (.98)
        1995       (.77)                 (.28)               --              --              (1.05)
        1994       (.82)                 (.17)              (.02)            --              (1.01)
                                                                              Total Returns
                      Organization and
                      Offering Costs and
                      Preferred Share      Ending
                      Underwriting         Net Asset     Ending         Based on         Based on Net
                      Discounts            Value         Market Value   Market Value**   Asset Value**
Insured California
Premium Income
Year Ended 8/31:
        1999 (a)      $ --                 $16.32        $16.3750        5.38%            2.60%
        1998            --                  16.31         15.9375       15.85            11.51
        1997            --                  15.39         14.5000       10.69            12.30
        1996            --                  14.46         13.8750       15.39             5.83
        1995            --                  14.41         12.7500        4.67            11.68
        1994            --                  13.72         13.0000      (10.88)           (4.99)
Insured California
Premium Income 2
Year Ended 8/31:
        1999 (a)        --                  14.93         15.2500        5.66             3.39
        1998            --                  14.82         14.8125       15.70            10.95
        1997            --                  14.06         13.5000       14.36            11.82
        1996            --                  13.27         12.5000       15.36             7.76
        1995            --                  13.01         11.5000        3.55             8.80
        1994            --                  12.75         11.8750      (15.01)           (7.07)
California Premium
Income
Year Ended 8/31:
        1999 (a)        --                  14.29         14.3125        4.95             2.60
        1998            --                  14.30         14.0000       12.54            10.83
        1997            --                  13.60         13.1250       17.16            13.20
        1996            --                  12.70         11.8750       17.51             8.15
        1995            --                  12.43         10.7500        3.65            10.53
        1994          (.16)                 12.01         11.1250      (20.07)          (11.51)
                                                      Ratios/Supplemental Data
                                                       Ratio of Net                     Ratio of Net
                                    Ratio of           Investment        Ratio of       Investment
                                    Expenses to        Income to         Expenses to    Income to
                                    Average            Average           Average Total  Average Total
                      Ending        Net Assets         Net Assets        Net Assets     Net Assets     Portfolio
                      Net Assets    Applicable to      Applicable to     Including      Including      Turnover
                      (000)         Common Shares++    Common Shares++   Preferred++    Preferred++    Rate
Insured California
Premium Income
Year Ended 8/31:
        1999 (a)      $149,569      1.20%*             6.53%*             .84%*           4.57%*       10%
        1998           149,478      1.22               6.49               .85             4.50          2
        1997           143,571      1.25               6.96               .85             4.74          9
        1996           137,610      1.26               7.08               .85             4.81          9
        1995           137,323      1.35               7.74               .89             5.10         24
        1994           132,806      1.26               7.33               .85             4.94         29
Insured California
Premium Income 2
Year Ended 8/31:
        1999 (a)       283,061      1.22*              6.86*              .81*            4.56*         7
        1998           281,399      1.25               6.79               .82             4.46         13
        1997           271,883      1.28               7.24               .83             4.67         24
        1996           261,851      1.29               7.39               .83             4.73         27
        1995           258,628      1.36               8.23               .84             5.11         24
        1994           255,244      1.30               7.45               .84             4.80         24
California Premium
Income
Year Ended 8/31:
        1999 (a)       125,074      1.29*              6.99*              .84*            4.59*        24
        1998           125,066      1.32               7.02               .86             4.57         21
        1997           120,995      1.34               7.47               .86             4.76         44
        1996           115,869      1.39               7.63               .88             4.83         25
        1995           114,304      1.73               8.34              1.05             5.08         26
        1994            69,710      1.47               7.37               .95             4.79         40

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized for periods less than one year.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended February 28, 1999.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund


Growth and Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income
Income Fund

Tax-Free Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

Board of Directors/Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL



Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security. We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-months ended February 28, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

GRAPHIC:
NUVEEN 1898 1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)



John Nuveen &Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FAN-2-2-99